Prospectus Supplement

John Hancock Funds III

Supplement dated September 13, 2018 to the current summary prospectus (the “summary prospectus”)

John Hancock Disciplined Value Fund (the “fund”)

Effective October 1, 2018 (the “effective date”), David T. Cohen, CFA and Stephanie McGirr will be added as portfolio managers of the fund and, together with Mark E. Donovan and David J. Pyle, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following will supplement and restate in its entirety the portfolio manager information under the heading “Portfolio management”:

David T. Cohen, CFA Co-Portfolio Manager Managed the fund since 2018	Mark E. Donovan, CFA Co-Portfolio Manager Managed the fund since 2008 and its predecessor since 1997	Stephanie McGirr Co-Portfolio Manager Managed the fund since 2018	David J. Pyle, CFA Co-Portfolio Manager Managed the fund since 2008 and its predecessor since 2005

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.